UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

SL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 727-1500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2010, the Compensation Committee of the Board of Directors of SL Industries, Inc. (the "Company") approved bonus payments to two of the Company’s executive officers pursuant to the Company’s 2009 Short Term Incentive Plan (the “2009 STIP”).  James C. Taylor, the Company’s Chief Executive Officer and President, was awarded a cash bonus of $67,500 and David R. Nuzzo, the Company’s Vice President, Chief Financial Officer and Secretary was awarded a cash bonus of $26,438.  Each such bonus was issued pursuant to the terms of, and reflects each executives’ satisfaction of their respective targets under, the 2009 STIP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SL Industries, Inc.
(Registrant)

Date: March 26, 2010

	By:	/s/ David R. Nuzzo
Name: David R. Nuzzo
Title: Vice President and Chief Financial Officer